UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): July 5, 2019

Micron Solutions, Inc.

(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of Incorporation or organization)	1-9731 (Commission File Number)	72-0925679 (I.R.S. Employer Identification Number)

25 Sawyer Passway

Fitchburg, MA 01420

(Address of principal executive offices and zip code)

(978) 345-5000

(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Securities registered pursuant to Section 12(b) of the Act:

Title of each class          Trading symbol          Name of each exchange on which registered

Common Stock, $0.01 par value                            MICR                                New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as deﬁned in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised ﬁnancial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

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Item 1.01.  Entry into a Material Definitive Agreement

On July 5, 2019,  Micron Solutions, Inc. (the “Company”) sold an aggregate of $500,000 in Subordinated Promissory Notes (the “Notes”).  The Notes bear interest on the unpaid principal at a simple annual interest rate equal to 10% per annum from the date of issuance. Interest only shall be payable in cash on a quarterly basis.  The Notes mature on July 5, 2022.  Each investor entered into a Subordination Agreement providing that the indebtedness pursuant to the Notes shall be subordinated to all indebtedness of the Company pursuant to its existing credit facility with Rockland Trust Company.

For every $50,000 in principal amount of Note, each investor received a Warrant to purchase 10,000 shares of common stock (collectively, the “Warrants”).  The Warrants are exercisable at an exercise price equal to $2.90 per share, namely, the average closing market price of the Company’s common stock on the fifteen days prior to the date of the Warrant, plus 12%. The Warrants contain standard provisions relating to anti-dilution adjustments for stock splits and recapitalizations.  The Warrants also provide that the Investors shall have standard piggy-back registration rights on one occasion in the event the Company files a registration statement (other than a registration statement on Form S-4 or S-8) to register the shares of common stock subject to standard limitations in the discretion of any underwriter.

Net proceeds from the offering will be used for working capital.

The foregoing descriptions of the Notes, Subordination Agreement and Warrants are qualified in their entirety by the forms of the Note, Subordination Agreement and Warrant which are attached as Exhibits 4.1, 4.2 and 4.3, respectively.

Item 3.02 Unregistered Sales of Equity Securities

The information set forth in Item 1.01 above is incorporated herein by reference.

The Notes and Warrants were offered and sold to “accredited investors” as such term is defined in the Securities Act of 1933, as amended (the “Securities Act”), pursuant to an exemption from registration under the Section 4(a)(2) of the Securities Act and Rule 506 of Regulation D. The Company paid no underwriting discounts or commissions in connection with the offering.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits

Exhibit No. Description

4.1Form of Subordinated Note

4.2Form of Subordination Agreement

4.3Form of Warrant

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized, on the 10th day of July, 2019.

MICRON SOLUTIONS, INC.

By:	/William J. Laursen/
William J. Laursen, President and CEO

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EXHIBIT INDEX

Exhibit No. Description

4.1Form of Subordinated Note

4.2Form of Subordination Agreement

4.3Form of Warrant

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